JANUS INVESTMENT FUND
                         JANUS SPECIAL SITUATIONS FUND

    Supplement dated December 12, 1996 to Prospectus dated November 29, 1996


The first paragraph of the section entitled "Distributions" on page 13 of the Prospectus is amended as follows:

To avoid taxation, the Internal Revenue Code requires the Fund to distribute net income and any net gains realized by its investments annually. The Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are declared and paid in December.